SUBSEQUENT TRANSFER AGREEMENT

         IMC Securities, Inc. (the "Depositor"), Industry Mortgage Company, L.P. (the "Seller"), and IMC Home Equity Loan Trust 1997-2 (the "Purchaser") pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 among the Depositor, the Seller, as Seller and Servicer and The Chase Manhattan Bank, as Trustee (the "Pooling and Servicing Agreement"), hereby confirm their understanding with respect to the sale by the Seller and the purchase by the Depositor and the sale by the Depositor and the purchase by the Purchaser of those Home Equity Loans (the "Subsequent Home Equity Loans") listed on the attached Schedule of Home Equity Loans.

         Conveyance of Subsequent Home Equity Loans. As of March 20, 1997 (the "Subsequent Transfer Date"), the Seller does hereby irrevocably transfer, assign, setover and otherwise convey to the Depositor and the Depositor does hereby irrevocably transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as otherwise explicitly provided for herein) all right, title and interest in and to any and all benefits accruing from the Subsequent Home Equity Loans (other than any principal received and interest payments due thereon on or prior to March 1, 1997 whether or not received) (such date, the "Subsequent Cut-Off Date") which are delivered to the Custodian on behalf of the Trustee herewith (and all substitutions therefor as provided by Sections 3.03, 3.04 and 3.06 of the Pooling and Servicing Agreement), together with the related Subsequent Home Equity Loan documents and the interest in any Property which secured a Subsequent Home Equity Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Seller shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.05 and 3.07 of the Pooling and Servicing Agreement.

         The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

         The Seller hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement that relate to the Seller and the Subsequent Home Equity Loans as of the date hereof. The Seller hereby delivers notice and confirms that each of the conditions set forth in Section 3.07(b), 3.07(c) and 3.07(d) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

         Pursuant to Section 3.07(a) of the Pooling and Servicing Agreement, the Seller hereby instructs the Trustee to release one-hundred percent of the aggregate principal balances of the Subsequent Home Equity Loans so transferred from the Pre-Funding Account, $135,786.19 pursuant to this Subsequent Transfer Agreement.

         All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.


                               IMC SECURITIES, INC.
                               as Depositor



                               By: /s/ Laurie S. Wockenfuss
                                  -----------------------------------------
                                        Name:  Laurie S. Wockenfuss
                                        Title: Vice President and Secretary


                               INDUSTRY MORTGAGE COMPANY, L.P.
                               as Seller

                               By:      Industry Mortgage Corporation, its
                                        general partner

                               By: /s/ Laurie S. Wockenfuss
                                   ----------------------------------------
                                        Name:  Laurie S. Wockenfuss
                                        Title: Vice President and Secretary

                               IMC HOME EQUITY LOAN TRUST 1997-2,
                               by The Chase Manhattan Bank, as Trustee



                               By: /s/ Eileen Rooney
                                   ----------------------------------------
                                        Name:  Eileen Rooney
                                        Title: Trust Officer


Dated:  March 20, 1997

                          SCHEDULE OF HOME EQUITY LOANS



Group I


                  Origination     Maturity        Loan            Loan
Name              Loan Number       Date         Amount          Balance
----              -----------       ----         ------          -------


Simioni            TC6120551      11/1/2010      $40,000        $ 39,556.64
O'Brien            TC6170450      10/1/2026       47,800          47,713.19
Schenfort          TC6120531      10/1/2026       48,600          48,516.36
                                                                -----------
TOTAL                                                           $135,786.19
                                                                ===========